EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2024
EARNINGS PER SHARE
EARNINGS PER SHARE

12.EARNINGS PER SHARE

The basic earnings per share are calculated by dividing the loss attributable to equity shareholders by the weighted average number of shares in issue.

	2024	2023	2022
Net loss for the period attributable to ordinary equity holders from continuing operations ($’000)	(55,102)	(34,637)	(228,961)
Finance Weighted average number of ordinary shares in issue (‘000)	607,879	503,917	473,930
Basic earnings/(loss) per share for continuing operations ($USD)	(0.09)	(0.07)	(0.48)

The diluted loss per Ordinary Share is calculated by adjusting the weighted average number of Ordinary Shares outstanding to consider the impact of options, warrants and other dilutive securities. As the effect of potential dilutive Ordinary Shares in the current and prior year would be anti-dilutive, they are not included in the above calculation of dilutive earnings per Ordinary Share for 2024 and 2023.